SPDR® SERIES TRUST

SPDR Bloomberg Barclays International Treasury Bond ETF

(the “Fund”)

Supplement dated April 24, 2019

to the Fund’s Prospectus and Summary Prospectus, each dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, the third paragraph of the section “The Fund’s Principal Investment Strategy” on page 97 of the Prospectus and page 2 of the Summary Prospectus is deleted and replaced with the following:

The Index is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Financial Services, LLC and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Bloomberg Barclays Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Chile, China, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Latvia, Lithuania, Luxembourg, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Russia, Singapore, Slovakia, Slovenia, South Korea, Spain, Sweden, Switzerland, Thailand and the United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Bloomberg Index Services Limited using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. As of August 31, 2018, a significant portion of the Fund comprised companies located in Europe and Japan, although this may change from time to time. As of August 31, 2018, there were approximately 1,187 securities in the Index and the modified adjusted duration of securities in the Index was approximately 8.12 years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

04242019SUP2